EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 17, 2007 relating to the financial statements of GS Carbon Corporation for the year ended December 31, 2006.

                                   /s/ Rosenberg Rich Baker Berman & Company
                                   -----------------------------------------
                                       Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
May 2, 2007



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